                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                             AMENDED CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): July 29, 2002




                         BENCHMARK ELECTRONICS, INC.
            (Exact name of registrant as specified in its charter)



           TEXAS                         1-10560                 74-2211011
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)




      3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                        77515
     (Address of principal executive offices)                     (Zip code)




      Registrant's telephone number, including area code: (979) 849-6550

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   On August 13, 2002, Benchmark Electronics, Inc. (the "Company" or "Benchmark") filed a current report on Form 8-K to report the acquisition of ACT Thailand Manufacturing (Thailand) Public Company Limited ("ACT Thailand") and ACT Manufacturing Holdings UK Limited ("ACT UK").

   Pursuant to Item 7(a)(4) of Form 8-K, the Company indicated that it would file certain financial information under Item 7 of Form 8-K no later than October 11, 2002. This amendment is filed to provide the required financial information and to amend the language of Section (a) of Item 7.

   (a)   Financial statements of business acquired.

   The required financial information of ACT Thailand has been included hereto in Exhibits 99.1 and 99.2 to the Amended Current Report on Form 8-K/A.

   (b)   Pro forma financial information.

   The required pro forma financial information included in this Amended Current Report on Form 8-K/A, which gives effect to the acquisition of ACT Thailand, is as follows:

   PRO FORMA FINANCIAL INFORMATION



                                                          PAGE
                                                          ----
      Unaudited Pro Forma Combined Condensed
         Financial Information                              3
      Unaudited Pro Forma Combined Condensed Balance
         Sheet as of June 30, 2002                          4
      Unaudited Pro Forma Combined Condensed
         Statement of Operations for the Year Ended
         December 31, 2001                                  5
      Unaudited Pro Forma Combined Condensed
         Statement of Operations for the Six Months
         Ended June 30, 2002                                6
      Notes to Unaudited Pro Forma Combined Condensed
         Financial Statements                               7


   (c)   Exhibits.

   The following exhibits are filed with this Amended Current Report on Form 8-K/A:



       EXHIBIT
       NUMBER                          EXHIBIT DESCRIPTION
      ----------  --------------------------------------------------------------
        23.1      Consent of Experts.

        99.1 ACT Manufacturing (Thailand) Public Company Limited audited consolidated financial statements as of and for the year ended
                  November 24, 2001.

        99.2 ACT Manufacturing (Thailand) Public Company Limited unaudited condensed consolidated financial statements as of and for the six months ended May 24, 2002.


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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

This filing contains certain forward-looking statements within the scope of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "expect," "estimate," "anticipate," "predict," and similar expressions, and the negatives of such expressions, are intended to identify forward-looking statements. Although Benchmark believes that these statements are based upon reasonable assumptions, such statements involve risks, uncertainties and assumptions, including but not limited to industry and economic conditions, customer actions and the other factors discussed in Benchmark's Form 10-K for the year ended December 31, 2001 and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

                 BENCHMARK ELECTRONICS, INC. AND SUBSIDIARIES

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL INFORMATION

   The following unaudited pro forma combined condensed financial statements are not necessarily indicative of the combined results of operations for future periods or the results of operations that would have been realized had the Company and ACT Thailand been combined during the periods specified. The unaudited pro forma combined condensed financial statements and the related notes should be read in conjunction with the historical financial statements of Benchmark and ACT Thailand.

   On July 29, 2002, Benchmark Electronics, Inc. ("Benchmark") completed its previously announced acquisition (the "Acquisition") of all of the issued and outstanding capital stock of ACT Manufacturing Holdings UK Limited and 68,374,718 shares, constituting at least 99.77% of the issued and outstanding capital stock of ACT Manufacturing (Thailand) Public Company Limited. As consideration for the Acquisition, the Company paid $45.2 million in cash and estimates that direct acquisition costs will be $1.5 million. Benchmark is accounting for the acquisition utilizing the accounting principles promulgated by SFAS 141 and 142. Therefore, the effects of the acquisition will be reflected on Benchmark's financial statements from and after the acquisition date.

   Because ACT UK is not individually significant to Benchmark, their financial statements have not been included herein.

   The unaudited pro forma combined condensed balance sheet gives effect to the Acquisition as if it had occurred on June 30, 2002, and combines Benchmark's unaudited historical consolidated balance sheet as of June 30, 2002 with ACT Thailand's unaudited historical U.S. GAAP consolidated balance sheet as June 28, 2002.

   The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2001, gives the effect to the Acquisition as if it had occurred on January 1, 2001, and combines Benchmark's historical consolidated statement of operations for the year ended December 31, 2001, with ACT Thailand's historical U.S. GAAP consolidated statement of operations for the year ended November 24, 2001.

   The unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2002, gives the effect to the Acquisition as if it had occurred on January 1, 2001, and combines Benchmark's unaudited historical consolidated statement of operations for the six months ended June 30, 2002, with ACT Thailand's historical U.S. GAAP consolidated statement of operations for the six months ended May 24, 2002.

                                        BENCHMARK ELECTRONICS, INC.
                            UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                              (IN THOUSANDS)



                                                                   ACT
                                               BENCHMARK         THAILAND
                                               HISTORICAL       HISTORICAL
                                                 AS OF            AS OF
                                                JUNE 30,         JUNE 28,          PRO FORMA
                                                  2002             2002           ADJUSTMENTS          COMBINED
                                              -------------    -------------    -----------------    -------------
ASSETS
Cash and cash equivalents                      $  225,976       $   14,620       $  (38,200)(a)       $  202,396
Accounts receivable, net                          191,585           22,213               --              213,798
Inventories, net                                  195,682           29,696              636 (b)          226,014
Prepaid expense and other current assets           29,849            2,690               --               32,539
                                              -------------    -------------    -----------------    -------------

    Total current assets                          643,092           69,219          (37,564)             674,747
Net property, plant and equipment                  80,733           17,674               --               98,407
Goodwill, net                                     119,506           86,001          (77,356)(c)          128,151
Other assets, net                                  15,031               28               --               15,059
                                              -------------    -------------    -----------------    -------------

    Total assets                               $  858,362       $  172,922       $ (114,920)          $  916,364
                                              =============    =============    =================    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current installments of long-term debt         $   23,415       $    4,994       $       --           $   28,409
Notes payable                                          --           15,677               --               15,677
Accounts payable                                  188,988           17,806               --              206,794
Accrued expenses and other                         37,836            4,449            1,268 (d)           43,553
                                              -------------    -------------    -----------------    -------------
    Total current liabilities                     250,239           42,926            1,268              294,433
Long-term debt                                    112,714           13,808               --              126,522
Other long-term liabilities                        18,702               --               --               18,702

Shareholders' Equity:
Common stock                                        2,419           15,679          (15,679)(e)            2,419
Additional paid-in capital                        432,412           85,783          (85,783)(e)          432,412
Retained earnings                                  57,969           14,776          (14,776)(e)           57,969
Accumulated other comprehensive loss              (15,973)             (50)              50 (e)          (15,973)
Treasury shares                                      (120)              --               --                 (120)
                                              -------------    -------------    -----------------    -------------

    Total shareholders' equity                    476,707          116,188         (116,188)             476,707
                                              -------------    -------------    -----------------    -------------
    Total liabilities and shareholders'
      equity                                   $  858,362       $  172,922       $ (114,920)          $  916,364
                                              =============    =============    =================    =============



                                               BENCHMARK ELECTRONICS, INC.
                                          UNAUDITED PRO FORMA COMBINED CONDENSED
                                                 STATEMENT OF OPERATIONS
                                                     (IN THOUSANDS)



                                                                      ACT
                                                BENCHMARK           THAILAND
                                                HISTORICAL         HISTORICAL
                                                YEAR ENDED         YEAR ENDED
                                               DECEMBER 31,       NOVEMBER 24,        PRO FORMA
                                                   2001               2001           ADJUSTMENTS        COMBINED
                                              ---------------    ---------------    --------------    --------------
Sales                                          $ 1,276,950        $   207,380               --         $ 1,484,330
Cost of goods sold                               1,183,440            183,588               --           1,367,028
                                              ---------------    ---------------    --------------    --------------

    Gross profit                                    93,510             23,792               --             117,302
Selling, general and administrative                 54,383              6,731               --              61,114
Restructuring charges                                7,569                 --               --               7,569
Asset write-offs                                    61,720                 --               --              61,720
Amortization of goodwill                            12,219              9,904           (9,904)(f)          12,219
                                              ---------------    ---------------    --------------    --------------

    Income (loss) from operations                  (42,381)             7,157            9,904             (25,320)
Interest expense                                   (16,998)            (2,669)              --             (19,667)
Other income                                         1,086              3,505               --               4,591
                                              ---------------    ---------------    --------------    --------------

    Income (loss) before income taxes              (58,293)             7,993            9,904             (40,396)
Income tax benefit (expense)                         3,981               (449)              --               3,532
                                              ---------------    ---------------    --------------    --------------

    Net income (loss)                          $   (54,312)       $     7,544        $   9,904         $   (36,864)
                                              ===============    ===============    ==============    ==============


Net loss per share:
    Basic                                      $     (2.77)                                            $     (1.88)
    Diluted                                    $     (2.77)                                            $     (1.88)
                                              ===============                                         ==============

Shares used to compute net loss per share:
    Basic                                           19,625                                                  19,625
    Diluted                                         19,625                                                  19,625
                                              ===============                                         ==============



                                                BENCHMARK ELECTRONICS, INC.
                                          UNAUDITED PRO FORMA COMBINED CONDENSED
                                                  STATEMENT OF OPERATIONS
                                                      (IN THOUSANDS)



                                                                      ACT
                                                BENCHMARK           THAILAND
                                                HISTORICAL         HISTORICAL
                                                SIX MONTHS         SIX MONTHS
                                                  ENDED              ENDED            PRO FORMA
                                               JUNE 30, 2002      MAY 24, 2002       ADJUSTMENTS        COMBINED
                                              ---------------    ---------------    --------------    --------------
Sales                                          $   733,563        $    90,347               --         $   823,910
Cost of goods sold                                 677,886             83,531               --             761,417
                                              ---------------    ---------------    --------------    --------------

    Gross profit                                    55,677              6,816               --              62,493
Selling, general and administrative                 30,298              2,960               --              33,258
Asset write-offs                                     1,608                 --               --               1,608
                                              ---------------    ---------------    --------------    --------------

    Income from operations                          23,771              3,856               --              27,627
Interest expense                                    (5,691)              (852)              --              (6,543)
Other income                                         3,179                194               --               3,373
                                              ---------------    ---------------    --------------    --------------

    Income before income taxes                      21,259              3,198               --              24,457
Income tax benefit (expense)                        (7,653)                 8             (670)(g)          (8,315)
                                              ---------------    ---------------    --------------    --------------

    Net income                                 $    13,606        $     3,206        $    (670)        $    16,142
                                              ===============    ===============    ==============    ==============


Net income per share:
    Basic                                      $      0.63                                             $      0.74
    Diluted                                    $      0.60                                             $      0.71
                                              ===============                                         ==============

Shares used to compute net income per share:
    Basic                                           21,719                                                  21,719
    Diluted                                         22,585                                                  22,585
                                              ===============                                         ==============



                           BENCHMARK ELECTRONICS, INC.

                          NOTES TO UNAUDITED PRO FORMA
                     COMBINED CONDENSED FINANCIAL STATEMENTS


   The pro forma information related to the Acquisition has been prepared in accordance with Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations," and SFAS 142, "Goodwill and Other Intangible Assets," which were adopted by Benchmark effective January 1, 2002.

   The Acquisition will be accounted for as a purchase. Accordingly, the cash paid for the acquisition and the direct acquisition costs incurred are recorded as the purchase price. The purchase price will be allocated to individual assets acquired and liabilities assumed based on their respective fair values. The excess purchase price over the fair value of the net assets are allocated to goodwill.

   The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition. The Company is in the process of obtaining third-party valuations of certain assets; thus, the allocation of the purchase price is subject to refinement.



       Calculation of purchase price:
           Cash                                                $ 38,200
           Acquisition costs                                      1,268
                                                               ---------
             Total purchase price                              $ 39,468
                                                               =========

       Preliminary allocation of purchase price:
           Current assets                                      $ 69,855
           Property, plant and equipment                         17,674
           Other assets                                              28
           Goodwill                                               8,645
                                                               ---------
             Total assets acquired                             $ 96,202
                                                               ---------
           Current liabilities                                   42,926
           Long-term debt                                        13,808
                                                               ---------
             Total liabilities assumed                           56,734
                                                               ---------
                Net assets acquired                            $ 39,468
                                                               =========


   The following adjustments have been reflected in the Pro Forma Adjustments column of the audited pro forma combined condensed balance sheet and statement of operations:

   (a)  Represents the cash consideration paid for ACT Thailand.
   (b)  Represents adjustment to record inventory at "fair value."
   (c) Represents the allocation of the excess of total consideration over the net assets acquired to goodwill.
   (d)  Represents the accrual of direct acquisition costs.
   (e)  Represents the elimination of ACT Thailand's historical equity.
   (f) Represents the elimination of ACT Thailand's historical goodwill amortization expense.
   (g) Benchmark's estimated tax rate is 34%, after giving effect to the Acquisition.

                              S I G N A T U R E

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Benchmark Electronics, Inc.



Dated: October 11, 2002                         By:   /s/ Donald E. Nigbor
                                                    ----------------------
                                                Donald E. Nigbor
                                                Chief Executive Officer